1 (ISCO.OB) A New Kind of Stem Cell Company Superior Technology Superior Business Model Superior Execution Exhibit 99.1

Statements pertaining to anticipated technological developments and therapeutic applications, the potential benefits of collaborations, affiliations, and other opportunities for the company and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "should,"
"believes," "plans," "anticipates," "expects," "estimates,") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, application of capital resources among competing uses, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-
looking statements and as such should be evaluated together with the many uncertainties that affect the company's business, particularly those mentioned in the cautionary statements found in the company's Securities and Exchange Commission filings. The company disclaims any intent or obligation to update these forward-looking statements.

Forward-looking statements

The Stem Cell Industry Model 3

Cornea
RP
Liver Disease
Spinal Cord
Parthenotes
AMD
MS
Parkinson's
Heart Disease
Diabetes

The ISCO Model—Multiple Chances to Succeed IP Revenue 4

STEMCELL
CYTOVIS
LIFELINE SKIN CARE
12-month targets
LIFELINE CELL TECHNOLOGY

INTERNATIONAL STEMCELL CORPORATION

Hepatocytes
The Corporate Structure
Parthenogenic
stem cells
Parthenogenic
stem cells
Human
cell
culture
Human
cell
culture
Int’l
partners
Int’l
partners
Therapeutics
where cell therapy
is proven yet cells
in  limited supply
Cosmeceuticals
•Research products
• Toxicity Testing
Cellular
ophthalmology
•
Expanded Asian distribution
•
Asian manufacturing base
•
First quarterly profitability
12-month targets
•
First commercial
sale
•
Full commercial plan
12-month targets
•
Immunogenetics review/data
•
Functional differentiation
•
Industry-first, homozygous
stem cell lines under cGMP
12-month targets
•
CytoCor
funded development
•
CytoCor
chemical testing partner
•
CytoRet
functionality data
12-month targets

Growth Stages to Success
• Equity Capital
• @$35M to Date
• Partners &  Licensing
• Product Sales
• Reduced Equity Need
• Partners &  Licensing
• Product Sales
• Therapy Products
• No Further Equity Need

Categories of Human Stem Cells
ISCO
parthenotes
Embryonic
stem cells
iPS cells
Adult stem
cells
Pluripotent Yes Yes Possibly No
Proliferation
Expansion to clinical volume
Strong Strong Varies Weak
Ethical concerns
Embryo use or destruction
None Significant None None
Gene manipulation None None Substantial None
Immune matching
No Immune
Rejection
Immune
Rejection
(Unless
Autologous)
Immune
Rejection
(Unless
Autologous)
Immune
Rejection
(Unless
Autologous)

Sperm
1pb
46
46 =23+23
Oocyte / egg
1pb
46
2pb
23
23 + 23
Sperm pronucleus
Oocyte pronucleus
Zygote
Blastocyst
46
Heterozygous embryonic stem cells
Activation
ionomycin
puromycin
1pb
46
46 =23+23
Oocyte / egg
1pb
46
2pb
23
23
Parthenogenetic zygote
Parthenogenetic blastocyst
46
Homozygous parthenogenetic stem cells

Parthenogenesis – Solving Ethical and Immune Matching Problems 8 Normal fertilization Parthenogenesis

Therapeutic Targets - The Low Hanging Fruit
Cornea transplant market
•
10M corneally blind
•
Untouched Asian/Indian markets
•
Can use either hpSCs or hESs
Toxicity testing
Retinal conditions - cell therapy is proven
•
Age-related macular degeneration (AMD)
•
Retinitis pigmentosa (RP)- 100,000 Americans and no therapy
ISCO RPE technology
•
Demonstrated morphology, markers and pigmentation
•
In vivo functionality testing underway
Liver diseases (acute and chronic)
•
30-40M with fatty liver and app. 30,000 deaths annually in the US
•
15,750 on liver waiting list ($200-$300k surgery, $12-20k annually)
Neurodegenerative diseases
•
Cell therapy proven
•
Large unmet medical need
•
Increasing with the aging of the population
ISCO objectives
•
Demonstrate parthenote neuronal differentiation
•
Contribute to parthenote validation
ISCO hepatocyte technology
•
Demonstrated markers and glycogen storage
•
In vivo functionality testing underway

LIFELINE
CELL TECHNOLOGY

LIFELINE
CELL TECHNOLOGY
VascuLife™
LIFELINE

INTERNATIONAL STEMCELL CORPORATION

Products
•
70+ growth factors, media and human cell cultures
•
More new products in 2009 than the market-leader
Applications
•
Across therapeutic areas
•
Regenerative medicine
•
Safety and toxicology
•
Basic cell biology
Commercialization
•
Direct sales from in-house staff
•
Distributors (ATCC, Millipore, Life Technologies,
Cell Systems, Veritas)
•
Asian expansion opportunity
•
2010 first quarterly profitability for unit

Strong technical foundation
•
Proven Lifeline skin cell growth products
•
Human safety established
Commercialization
•
Market-differentiating stem cell technology
•
Formulation and packaging
•
Direct sales and global marketing partnering

Baseline 6 weeks
16 weeks

Management
Kenneth Aldrich, Executive Chairman
•
>30 years investment in and management of public and private companies
Andrey Semechkin, CEO
•
Member of Russian Academy of Sciences
•
Successful founder and manager of international companies
Brian Lundstrom, President
•
Novo Nordisk, SangStat/Genzyme and ACADIA
•
>24 years clinical-commercial development and transactional experience
Jeffrey Janus, ISCO SVP and Lifeline CEO
•
>24 years experience with FDA-compliant biological products
•
Founder of Clonetics (now research product market leader Lonza)
Ruslan Semechkin, CEO Lifeline Skin Care
• MD, PhD, Medical Genetics and Parkinson’s
Simon Craw, VP UniStemCell
•
Merck, AstraZeneca and Novartis
•
>21 years scientific operational experience

12-month milestones

Lifeline
•
Expanded Asian distribution
•
Asian manufacturing base
•
First quarterly profitability
Lifeline Skin Care
•
First commercial sale
•
Large-scale commercial plan
Cytovis
•
CytoCor funded development for therapeutic use
•
CytoCor IND development path
•
CytoCor chemical testing partnership(s)
•
CytoRet functionality (animal data)
Core technology and UniStemCell
•
Immunogenetics review and experimental data
•
Functional differentiation
•
Industry-first, homozygous stem cell lines under cGMP

Financial overview 14 Shares outstanding 72 million Stock price (9/1/2010) $1.08 Market capitalization $78 million Product revenue (2009) $1.1 million

15 Contact information www.internationalstemcell.com Kenneth Aldrich, Chairman 760-940-6383 kaldrich@intlstemcell.com